CAPITAL GROWTH HOLDINGS, LTD.
                             1997 STOCK OPTION PLAN

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                                                 TABLE OF CONTENTS

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                                                                                                               Page

SECTION 1
                             BACKGROUND, PURPOSE AND DURATION...................................................  1
         1.1      Effective Date................................................................................  1
         1.2      Purpose of the Plan...........................................................................  1

SECTION 2
                                                    DEFINITIONS.................................................  1
         2.1      "1934 Act"....................................................................................  1
         2.2      "Affiliate"...................................................................................  1
         2.3      "Award".......................................................................................  1
         2.4      "Board".......................................................................................  1
         2.5      "Change of Control............................................................................  1
         2.6      "Code"........................................................................................  2
         2.7      "Committee"...................................................................................  2
         2.8      "Company".....................................................................................  2
         2.9      "Consultant"..................................................................................  2
         2.10     "Director"....................................................................................  3
         2.11     "Disability"..................................................................................  3
         2.12     "Employee"....................................................................................  3
         2.13     "Exercise Price"..............................................................................  3
         2.14     "Fair Market Value"...........................................................................  3
         2.15     "Fiscal Year".................................................................................  3
         2.16     "Grant Date"..................................................................................  3
         2.17     "Incentive Stock Option"......................................................................  3
         2.18     "Nonemployee Director"........................................................................  3
         2.19     "Nonqualified Stock Option"...................................................................  3
         2.20     "Option"......................................................................................  3
         2.21     "Option Agreement"............................................................................  3
         2.22     "Participant".................................................................................  4
         2.23     "Period of Restriction".......................................................................  4
         2.24     "Plan"........................................................................................  4
         2.25     "Rule 16b-3"..................................................................................  4
         2.26     "Section 16 Person"...........................................................................  4
         2.27     "Shares"......................................................................................  4
         2.28     "Subsidiary"..................................................................................  4
         2.29     "Termination of Service"......................................................................  4

SECTION 3
                                                  ADMINISTRATION................................................  4
         3.1      The Committee.................................................................................  4
         3.2      Authority of the Committee....................................................................  5
         3.3      Delegation by the Committee...................................................................  5


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                                                                                                               Page

         3.4      Nonemployee Directors.........................................................................  5
         3.5      Decisions Binding.............................................................................  5

SECTION 4
                                            SHARES SUBJECT TO THE PLAN..........................................  5
         4.1      Number of Shares..............................................................................  5
         4.2      Lapsed Awards.................................................................................  5
         4.3      Adjustments in Awards and Authorized Shares...................................................  6

SECTION 5
                                                   STOCK OPTIONS................................................  6
         5.1      Grant of Options..............................................................................  6
         5.2      Option Agreement..............................................................................  6
         5.3      Exercise Price................................................................................  6
                  5.3.1  Nonqualified Stock Options.............................................................  6
                  5.3.2  Incentive Stock Options................................................................  6
                  5.3.3  Substitute Options.....................................................................  7
         5.4      Expiration of Options.........................................................................  7
                  5.4.1  Expiration Dates.......................................................................  7
                  5.4.2  Extension of Option Period.............................................................  8
                  5.4.3  Death of Participant...................................................................  8
                  5.4.4  Committee Discretion...................................................................  8
         5.5      Exercisability of Options.....................................................................  8
         5.6      Payment.......................................................................................  8
         5.7      Restrictions on Share Transferability.........................................................  9
         5.8      Certain Additional Provisions for Incentive Stock Options.....................................  9
                  5.8.1  Exercisability.........................................................................  9
                  5.8.2  Termination of Service.................................................................  9
                  5.8.3  Company and Subsidiaries Only..........................................................  9
                  5.8.4  Expiration.............................................................................  9
         5.9      Grant of Reload Options.......................................................................  9

SECTION 6
                                               NONEMPLOYEE DIRECTORS............................................ 10
         6.1      Granting of Options........................................................................... 10
                  6.2      Terms of Options..................................................................... 10
                  6.2.1  Option Agreement....................................................................... 10
                  6.2.2  Exercise Price......................................................................... 10
                  6.2.3  Exercisability......................................................................... 10
                  6.2.4  Expiration of Options.................................................................. 10
                  6.2.5  Death of Director...................................................................... 10
                  6.2.6  Special Rule for Retirement............................................................ 11
                  6.2.7  Not Incentive Stock Options............................................................ 11
                  6.2.8  Other Terms............................................................................ 11


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                                                                                                               Page
         6.3      Elections by Nonemployee Directors............................................................ 11

SECTION 7
                                                   MISCELLANEOUS................................................ 11
         7.1      No Effect on Employment or Service............................................................ 11
         7.2      Participation................................................................................. 11
         7.4      Indemnification............................................................................... 12
         7.5      Successors.................................................................................... 12
         7.6      Beneficiary Designations...................................................................... 12
         7.7      Nontransferability of Awards.................................................................. 12
         7.8      No Rights as Stockholder...................................................................... 12
         7.9      Withholding Requirements...................................................................... 13
         7.10     Withholding Arrangements...................................................................... 13
         7.11  Deferrals........................................................................................ 13

SECTION 8
                                          AMENDMENT, TERMINATION, CHANGE
                                              IN CONTROL AND DURATION........................................... 13
         8.1      Amendment, Suspension, or Termination......................................................... 13
         8.2      Change of Control............................................................................. 13
         8.3      Duration of the Plan.......................................................................... 14

SECTION 9
                                                LEGAL CONSTRUCTION.............................................. 14
         9.1      Gender and Number............................................................................. 14
         9.2      Severability.................................................................................. 14
         9.3      Requirements of Law........................................................................... 14
         9.4      Compliance with Rule 16b-3.................................................................... 14
         9.5      Governing Law................................................................................. 14
         9.6      Captions...................................................................................... 14

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                                       iii




                  CAPITAL GROWTH HOLDINGS, LTD., hereby adopts the Capital Growth Holdings, Ltd. 1997 Stock Option Plan, as follows:

                                    SECTION 1
                        BACKGROUND, PURPOSE AND DURATION

                  1.1  Effective  Date.  The Plan is  effective as of January 6,
1997, subject to ratification by an affirmative vote of the holders of a majority of the Shares entitled to vote thereon. Awards may be granted prior to the receipt of such vote, but such grants shall be null and void if such vote is not in fact received.

                  1.2 Purpose of the Plan. The Plan is intended to increase incentive and to encourage Share ownership on the part of (1) employees of the Company and/or its Affiliates, (2) consultants who provide significant services to the Company and/or its Affiliates, and (3) directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is intended to further the growth and profitability of the Company.


                                    SECTION 2
                                   DEFINITIONS

                  The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

                  2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

                  2.2 "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

                  2.3 "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options or Incentive Stock Options.

                  2.4 "Board" means the Board of Directors of the Company.

                  2.5 "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board,



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if  stockholder  action is not  required)  approve  a plan or other  arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the stockholders of the Company (or the Board, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the
merger  or  consolidation,   which  common  stock  (and  if  applicable,  voting
securities) is to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or consolidation, or
(iv) the date any entity, person or group within the meaning of Section 13(d)(3) or Section 14(d)(2) of the 1934 Act (other than (A) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or (B) any person who, on the date the Plan is effective, shall own Common Stock of the Company or securities which are exercisable or convertible or exchangeable into Common Stock of the Company) shall have become the beneficial owner of or shall have obtained voting control over, more than thirty percent (30%) of the outstanding shares of the Common Stock of the Company, or (v) the first day after the date this Plan is effective when directors are elected such that a majority of the Board shall have been members of the Board for less than two (2) years, unless the nomination for election of each new director who was not a director at the beginning of such two (2) year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

                  2.6 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

                  2.7 "Committee" means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

                  2.8 "Company" means Capital Growth Holdings, Ltd., a Colorado corporation, or any successor thereto.

                  2.9 "Consultant" means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.



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                  2.10  "Director"  means any  individual who is a member of the
Board.

                  2.11 "Disability" means a permanent and total disability within the meaning of Code section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

                  2.12 "Employee" means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

                  2.13 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

                  2.14 "Fair Market Value" means the fair market value of a Share on a particular date, as determined by the Committee in good faith; provided that if the Shares are traded in a public market, then the Fair Market Value per share shall be, if the Shares are listed on a national securities exchange or included in the Nasdaq National Market System or Nasdaq SmallCap Market, the last reported sale price thereof on the relevant date, or, if the Shares are not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the OTC Bulletin Board or as reported in a customary financial reporting service, as applicable as the Committee determines.

                  2.15     "Fiscal Year" means the fiscal year of the Company.

                  2.16 "Grant Date" means, with respect to an Award, the date that the Award was granted.

                  2.17 "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

                  2.18 "Nonemployee Director" means a Director who is an employee of neither the Company nor of any Affiliate.

                  2.19 "Nonqualified Stock Option" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

                  2.20   "Option"   means  an   Incentive   Stock  Option  or  a
Nonqualified Stock Option.

                  2.21 "Option Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.



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                  2.22   "Participant"   means  an  Employee,   Consultant,   or
Nonemployee Director who has an outstanding Award.

                  2.23 "Period of Restriction" means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.
6

                  2.24 "Plan" means Capital Growth Holdings, Ltd. 1997 Stock Option Plan, as set forth in this instrument and as hereafter amended from time to time.

                  2.25 "Rule 16b-3" means Rule 16b-3  promulgated under the 1934
Act,  as  amended,  and  any  future  regulation   amending,   supplementing  or
superseding such regulation.

                  2.26 "Section 16 Person" means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

                  2.27 "Shares" means the shares of the Company's class B common stock.

                  2.28 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  2.29 "Termination of Service" means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Nonemployee Director, a cessation of the Nonemployee Director's service on the Board for any reason.


                                    SECTION 3
                                 ADMINISTRATION

                  3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board. The Committee shall be comprised solely of Directors who both are (a) "disinterested persons" under Rule 16b-3, and (b) "outside directors" under section 162(m) of the Code. Until such time as the Board shall appoint the Committee, the Plan


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shall be  administered  by the Board and any  reference  herein to the Committee shall be a reference to the Board.

                  3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Nonemployee Directors pursuant to Section 6), (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States,
(e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

                  3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan's qualification under section 162(m) of the Code or Rule 16b-3.

                  3.4 Nonemployee Directors. Notwithstanding any contrary provision of this Section 3, the Board shall administer Section 6 of the Plan, and the Committee shall exercise no discretion with respect to Section 6. In the Board's administration of Section 6 and the Options and any Shares granted to Nonemployee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

                  3.5 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.


                                    SECTION 4
                           SHARES SUBJECT TO THE PLAN

                  4.1 Number of Shares.  Subject to  adjustment  as  provided in
Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 1,500,000. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

                  4.2 Lapsed Awards. If an Award terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award.


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                  4.3 Adjustments in Awards and Authorized  Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, Share exchange or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limit of Section 5.1 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Options granted to Nonemployee Directors pursuant to Section 6, the foregoing adjustments shall be made by the Board, and any such adjustments also shall apply to the future grants provided by Section 6. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.


                                    SECTION 5
                                  STOCK OPTIONS

                  5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion; provided that with respect to the grant of Options to Consultants, bona fide services shall be rendered by Consultants and such services must not be in connection with the offer of sale of securities in a capital-raising transaction. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, no Participant shall be granted Options covering more than 500,000 Shares. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

                  5.2 Option Agreement. Each Option shall be evidenced by an Option Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Option Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. In the Option Agreement with respect to each Option, the Participant, in consideration of the granting of the Option, shall agree to remain in the employ or service of the Company or an Affiliate for a period of at least one year from the Grant Date (but subject to Section 7.1).

                  5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

                  5.3.1   Nonqualified   Stock   Options.   In  the  case  of  a
Nonqualified Stock Option, the Exercise Price shall be not less than one-hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

                  5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair


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Market  Value of a Share on the Grant Date;  provided,  however,  that if on the
Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

                  5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

                  5.4 Expiration of Options.

                  5.4.1 Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

                           (a) The date for  termination of the Option set forth
in the written Option Agreement; or

                           (b) The  expiration  of ten (10) years from the Grant
Date; or

                           (c) The  expiration of three (3) months from the date
of the Participant's Termination of Service for a reason other than the Participant's death or Disability; or

                           (d) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of the Participant's death or Disability.

                           (e) A finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Participant, that the Participant has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Participant shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Exercise Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of Share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture; or



                                        7

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                           (f)  The  date,  if  any,  set  by  the  Board  as an
accelerated expiration date pursuant to Section 8.2 hereof.

With respect to Sections 5.4.1(c) and (d) above, the only Options which may be exercised during the three-month and one-year period, as the case may be, following the date of Participant's termination of employment or service with the Company or its Affiliates, are Options which were exercisable on the last date of such employment or service and not Options which, if the Participant were still employed or rendering service during such three-month or one-year period, would be exercisable, unless the Option specifically provides to the contrary.

                  5.4.2 Extension of Option Period. Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Agreement provided that any change pursuant to this Section 5.4.2 which would cause an Incentive Stock Option to become a Non-qualified Stock Option may be made only with the consent of the Optionee.

                  5.4.3 Death of Participant. Notwithstanding Section 5.4.1, if a Participant dies prior to the expiration of his or her options, the Committee, in its discretion, may provide that his or her options shall be exercisable for up to one (1) year after the date of death.


                  5.4.4 Committee Discretion. Subject to the limits of Sections 5.4.1, 5.4.2 and 5.4.3, the Committee, in its sole discretion, (a) shall provide in each Option Agreement when each Option expires and becomes unexercisable, and
(b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

                  5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. However, in no event may any Option granted to a
Section 16 Person be exercisable until at least six (6) months following the Grant Date.

                  5.6 Payment.

                  5.6.1 Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

                  5.6.2 Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an


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



aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

                  5.6.3 As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

                  5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

                  5.8 Certain Additional Provisions for Incentive Stock Options.

                  5.8.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

                  5.8.2 Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Option Agreement or the Committee permits later exercise.

                  5.8.3 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

                  5.8.4 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

                  5.9 Grant of Reload Options. The Committee may provide in an Option Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already-owned Shares, shall be granted an additional option (a "Reload Option") for a number of shares of stock equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall: (a) have a Grant Date which is the date as of which


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



the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.


                                    SECTION 6
                              NONEMPLOYEE DIRECTORS

                  6.1 Granting of Options. Each Nonemployee Director of the Company shall be granted such number of Options, if any, as the Board shall grant by resolution.

                  6.2      Terms of Options.

                  6.2.1 Option  Agreement.  Each Option granted pursuant to this
Section 6 shall be evidenced by a written stock option agreement which shall be executed by the Participant and the Company.

                  6.2.2 Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 6 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

                  6.2.3  Exercisability.  Each Option  granted  pursuant to this
Section 6 shall become exercisable in full three years after the date the Option is granted. If a Nonemployee Director incurs a Termination of Service for a reason other than Retirement, death or Disability, his or her Options which are not exercisable on the date of such Termination shall never become exercisable. If the Termination of Service is on account of Retirement, death or Disability, the Option shall become exercisable in full on the date of the Termination of Service.

                  6.2.4 Expiration of Options. Each Option shall terminate upon the first to occur of the following events:

                  (a) The expiration of ten (10) years from the Grant Date; or

                  (b) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other than death, Disability or Retirement; or

                  (c) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability or Retirement.

                  6.2.5 Death of Director. Notwithstanding Section 6.2.4, if a Director dies prior to the expiration of his or her options in accordance with
Section 6.2.4, his or her options shall terminate one (1) year after the date of his or her death.



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



                  6.2.6 Special Rule for Retirement. Notwithstanding the provisions of Section 6.2.4, if the exercisability of an Option is accelerated under Section 6.2.3 on account of the Participant's Retirement, such Option shall terminate upon the first to occur of: (a) The expiration of ten (10) years from the date the Option was granted; or (b) the expiration of one year from the date of the Participant's death.

                  6.2.7 Not Incentive Stock Options. Options granted pursuant to this Section 6 shall not be designated as Incentive Stock Options.

                  6.2.8 Other Terms. All provisions of the Plan not inconsistent with this Section 6 shall apply to Options granted to Nonemployee Directors; provided, however, that Section 5.2 (relating to the Committee's discretion to set the terms and conditions of Options) shall be inapplicable with respect to Nonemployee Directors.

                  6.3 Elections by Nonemployee Directors. Pursuant to such procedures as the Board (in its discretion) may adopt from time to time, each Nonemployee Director may elect to forego receipt of all or a portion of the annual retainer, committee fees and meeting fees otherwise due to the Nonemployee Director in exchange for Shares. The number of Shares received by any Nonemployee Director shall equal the amount of foregone compensation divided by the Fair Market Value of a Share on the date that the compensation otherwise would have been paid to the Nonemployee Director, rounded up to the nearest whole number of Shares. The procedures adopted by the Board for elections under this Section 6.3 shall be designed to ensure that any such election by a Nonemployee Director will not disqualify him or her as a "disinterested person" under Rule 16b-3.


                                    SECTION 7
                                  MISCELLANEOUS

                  7.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

                  7.2 Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                  7.3 Exculpation. No member of the Committee or the Board shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under the Plan, provided that this Section 7.3 shall not apply to (i) any breach of such member's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or


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



involving intentional misconduct or a knowing violation of the law, or (iii) any transaction from which the member derived an improper personal benefit.

                  7.4 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Option Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

                  7.5 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

                  7.6 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Option Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

                  7.7 Nontransferability of Awards. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 7.6. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.

                  7.8 No Rights as Stockholder. No Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).


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




                  7.9 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

                  7.10 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

                  7.11 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.


                                    SECTION 8
                         AMENDMENT, TERMINATION, CHANGE
                             IN CONTROL AND DURATION

                  8.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. However, if and to the extent required to maintain the Plan's qualification under Rule 16b-3, any such amendment shall be subject to stockholder approval. In addition, as required by Rule 16b-3, the provisions of
Section 6 regarding the formula for determining the amount, exercise price, and timing of Nonemployee Director Options shall in no event be amended more than once every six (6) months, other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). (ERISA is inapplicable to the Plan.) The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

                  8.2 Change of Control. In the event of a Change of Control, the Committee may take whatever action it deems necessary or desirable with respect to the Options outstanding, including, without limitation, accelerating the expiration or termination date in the respective Option Agreements to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionee, provided, however, in the event of a Change of Control, Options granted pursuant to the Plan shall become immediately exercisable in full. This Section 8.2 shall similarly apply to successive Changes in Control.

                  8.3 Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 8.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after December 31, 2006.


                                    SECTION 9
                               LEGAL CONSTRUCTION

                  9.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

                  9.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                  9.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

                  9.4 Compliance with Rule 16b-3.  Transactions  under this Plan with respect to Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Option Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

                  9.5 Governing Law. The Plan and all Option Agreements shall be construed in accordance with and governed by the laws of the State of Colorado.

                  9.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.


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





                                    EXECUTION

                  IN WITNESS WHEREOF, Capital Growth Holdings, Ltd., by its duly authorized officer, has executed the Plan on the date indicated below.

                                   CAPITAL GROWTH HOLDINGS, LTD.



Dated as of: March 14, 1997        By: /s/ Ronald B. Koenig
                                       --------------------
                                        Ronald B. Koenig
                                        President and Chief Executive Officer


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